 May 2009
 May 2009
 2009 Annual Shareholder Meeting
 2009 Annual Shareholder Meeting

 Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”,
“expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue”
and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company” or “AirTran”). Such
statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk
Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2008, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.AirTran.com.
 Safe Harbor

- Challenges emerged on multiple fronts
  - Credit: Banking and financial crisis
  - Revenue: Slowing domestic economy
  - Cost: Unprecedented rise in fuel

Average Price of Crude Oil ($/Barrel)*
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$25
$22
$21
$18
$17
$18
$22
$21
$14
$19
$30
$26
$26
$31
$42
$57
$66
$72
$100
$57
1990
91
92
93
94
95
96
97
98
99
2000
01
02
03
04
05
06
07
08
Today

AirTran

 2008 Was a Difficult Year For All Airlines
*West Texas Intermediate Crude Oil
Sources: Air Transport Association, Energy Information Administration, PIRA Energy Group, Deutsche Bank
(Cost per Barrel)
Crude Oil
>$146
in Jul08

Industry Profits / (Losses)

$5
$0
($5)
($10)
($15)
($13)
($12)
($6)
($7)
($6)
$1
$3
($8)
2001
2002
2003
2004
2005
2006
2007
2008

 Large Industry Losses in 2008
(Billions)
■ Industry losses during 2008 were the largest since
 right after 9/11
* Source: Air Transport Association

AirTran
Frontier
Southwest
JetBlue
Continental
Northwest
US Airways
American
Delta
United
10%
7%
5%
3%
-1%
-2%
-4%
-4%
-5%
-6%
-12%
-8%
-4%
0%
4%
8%
12%

 AirTran’s Challenge Was Magnified By High Growth
Domestic Capacity Growth 1H08
* Source: APG

■ We needed to slow growth and limit our exposure to fuel
■ Maintaining our low cost advantage was critical
 ― All carriers would face unit cost increases from capacity cuts
 ― While AirTran’s costs will also rise, capacity cuts will support unit revenue increases
 ― Strive to maintain quality service as well as low costs
■ Credit tightening and rising fuel prices called for more capital
■ Unit revenues needed to rise to withstand high energy costs and other economic uncertainties
 Keys to Repositioning the Company

■ Reduce growth
 ― 47 aircraft removed from 2008-2011 fleet plan through sales and deferrals
■ Maintain cost discipline
 ― Non-fuel costs did rise, but we maintained our relative cost advantage
■ Improve liquidity
 ― Over $375MM in financing and credit facilities
■ Manage fuel
 ― Volatility dictates that hedging is still necessary - type of hedging will change
■ Increase revenues
 ― Entire industry has begun unbundling their services
 ― Ancillary revenues will continue to grow
 AirTran’s Action Plan For an Uncertain Economy

200
160
120
80
40
0
105
127
137
136
136
136
141
150
2005
2006
2007
2008
2009
2010
2011
2012
737s
717s

AirTran

(Aircraft)
 Previous Plan: 147 161 175 188 200
 AirTran Has Dramatically Reduced Its Fleet Plans
■ Currently 136 aircraft: 86 717s / 50 737s
 ― Deferred / sold 47 aircraft from 2008-2011 fleet plan
 ― No permanent aircraft financing requirements until Q2 2011
28%
24%
20%
5%
(3-4)%
0%
3-4%
5-7%
ASM
Growth
Note: 4 737 deliveries in 2009 are planned to be sold

■ Reduced debt and capital requirements
 ― Repaid over $220MM in debt obligations during 2008
 ― Reduced capital requirements by nearly $1 billion through 2010
■ Yield and revenues have improved
 ― Fourth quarter yield improvement was the best in over 2 years
 ― Highest fourth quarter passenger RASM (unit revenues) since 2000
 ― Highest total RASM in company history for both fourth quarter and 2008
■ Resulted in record Q4 operating profit of $53.4MM
 Benefits of AirTran’s Revised Fleet Plan Began in Q408

12
11
10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
jetBlue.
DELTA
U·S AIRWAYS
Continental Airlines
UNITED
AA

AirTran

(Cents)
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 728 Miles for 2008
 AirTran Has a Significant Cost Advantage
48% Higher
3% Higher

10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
DELTA

AirTran

(Cents)
Industry Cost Comparison
Estimated Non-Fuel Unit Costs at 728 Miles for 2009
 AirTran’s Cost Advantage Will Remain Intact
46-49% Higher
2-4% Higher
* Excludes fuel and special items

JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
AirTran
JetBlue
Northwest
Alaska
Southwest
Frontier
Continental
American
US Airways
United
AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA

Notes:  (1) AQR Rating compiled by Wichita State University / University of Nebraska, Omaha.
  (2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
Airline Quality Rating for Major Continental US Airlines
2007
2006
2005
2008
2009
AirTran Provides Industry Leading Quality and Costs

60%
50%
40%
30%
20%
10%
0%
Q209
Q309
Q409
Q110
Purchased in 2008 - Benefit begins at $85 crude
Purchased in 2009 - Benefit begins at $60 crude

AirTran

13

 Fuel Hedge Portfolio Has Been Restructured
■ 2009 hedge portfolio is
 improved
 ― Most out-of-the-money hedge
 contracts were unwound in Q408
 at higher prices

 ― Hedge losses from unwinds were
 recognized in 2008

 ― Company has saved over $30MM
 due to early action on portfolio
31.8%
48.6%
54.3%
21.6%
Hedge Portfolio

$400
$300
$200
$100
$-
$77
$112
$172
$233
>$300
2005
2006
2007
2008
2009E

AirTran

(Millions)
 Unbundling Drives Powerful Ancillary Revenue Growth
■ 2009 will be aided by new baggage fees that began in 2H08
43%
45%
54%
36%
>30% Yr/Yr Growth
* Select ancillary revenues are recorded in passenger revenues

■ Potentially the weakest economy since the Great Depression
 ― Rising unemployment
 ― Record number of foreclosures
 ― Significant negative GDP growth
■ Capital markets remain tight
■ Uncertainty about fuel prices and revenue environment
 ― Will fuel prices correlate with the economy?
■ Industry facing challenges across multiple segments
 2009 Will Be Another Challenging Year For Airlines
Domestic
International
Premium
Cargo
Weak Weakest

AirTran:

Delta:

Southwest:

 -3% to -4%

 -8% to -10%

 -5%
2009 Planned Capacity
* Domestic capacity change for Q209
 High Oil in 2008 Has Brought Capacity Discipline in 2009
Northeast
-8%
Midwest
-10%
Southwest
-8%
Mountain
-9%
West
-10%
South
-10%

■ Record operating profit in the last two quarters
■ Highest Q1 profit of all U.S. airlines
 ― Tailwinds from fuel and ancillary initiatives are stronger than current economic headwinds
■ Continuing to diversify the network
 ― Significant growth in Baltimore, Milwaukee, and Florida point to point markets
 ― Seven new destinations
■ Capitalizing on financial opportunities
 ― Hedging fuel exposure, buying back debt at a discount, locking in low interest rates
■ Introduced inflight Wi-Fi on May 12, 2009
 ― Expect to be first major airline with 100% fleet-wide internet
 Actions Taken in ‘08 Have AirTran Well Positioned in ‘09

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
Burlington
San Antonio
Flint
Houston
Rochester
Columbus
San Juan
Cancun
 Atlanta Route Network in 2009
Seattle
San Francisco
Los Angeles
Phoenix
Wichita
St. Louis
Kansas City
Branson
Memphis
Moline
Detroit
Chicago
Akron/
Canton
Dayton
Indianapolis
Bloomington
Knoxville
Raleigh/Durham
Charlotte
Newport News
Washington, D.C. (DCA)
Harrisburg
Allentown
Richmond
Charleston
Washington, D.C. (IAD)
Pittsburgh
New York City (LGA)
Atlantic City
Philadelphia
Newark
White Plains
Buffalo
Jacksonville
Pensacola
New Orleans
Sarasota
Tampa
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami
2000
2009
Routes Served
33
57
Milwaukee
Baltimore
Orlando
Charleston

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
Burlington
San Antonio
Flint
Houston
Rochester
Columbus
San Juan
Cancun
 Florida Route Network in 2009
Seattle
Los Angeles
Phoenix
Wichita
St. Louis
Kansas City
Branson
Memphis
Moline
Detroit
Chicago
Akron/
Canton
Dayton
Indianapolis
Bloomington
Asheville
Knoxville
Raleigh/Durham
Charlotte
Newport News
Washington, D.C. (DCA)
Harrisburg
Allentown
Richmond
Charleston
Washington, D.C. (IAD)
Pittsburgh
New York City (LGA)
Atlantic City
Philadelphia
Newark
White Plains
Buffalo
Charleston
Jacksonville
Pensacola
New Orleans
Sarasota
Tampa
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami
Atlanta
2000
2009
Routes Served
13
65
Milwaukee
Baltimore
Orlando
San Francisco

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
Burlington
San Antonio
Flint
Houston
Rochester
Columbus
San Juan
Cancun
 Baltimore Route Network in 2009
Seattle
Los Angeles
Phoenix
Wichita
St. Louis
Kansas City
Branson
Memphis
Moline
Detroit
Chicago
Akron/
Canton
Dayton
Indianapolis
Bloomington
Asheville
Knoxville
Raleigh/Durham
Charlotte
Newport News
Washington, D.C. (DCA)
Harrisburg
Richmond
Charleston
Washington, D.C. (IAD)
Pittsburgh
New York City (LGA)
Atlantic City
Philadelphia
Newark
White Plains
Buffalo
Charleston
Jacksonville
Pensacola
New Orleans
Sarasota
Tampa
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami
Atlanta
2000
2009
Routes Served
0
19
Milwaukee
Orlando
San Francisco
Allentown

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
Burlington
San Antonio
Flint
Houston
Rochester
Columbus
San Juan
Cancun
 Milwaukee Route Network in 2009
Seattle
Los Angeles
Phoenix
Wichita
St. Louis
Kansas City
Branson
Memphis
Moline
Detroit
Chicago
Dayton
Indianapolis
Bloomington
Asheville
Knoxville
Raleigh/Durham
Charlotte
Newport News
Washington, D.C. (DCA)
Harrisburg
Allentown
Richmond
Charleston
Washington, D.C. (IAD)
Pittsburgh
New York City (LGA)
Atlantic City
Philadelphia
Newark
White Plains
Buffalo
Charleston
Jacksonville
Pensacola
New Orleans
Sarasota
Tampa
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami
Atlanta
2000
2009
Routes Served
0
17
Milwaukee
Baltimore
Orlando
2007
2008
2009
San Francisco
Akron/
Canton

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
Minneapolis
Burlington
San Antonio
Flint
Houston
Rochester
Columbus
San Juan
Cancun
 AirTran Route Network in 2009
Seattle
Los Angeles
Phoenix
Wichita
St. Louis
Kansas City
Branson
Memphis
Moline
Detroit
Chicago
Akron/
Canton
Dayton
Indianapolis
Bloomington
Knoxville
Raleigh/Durham
Charlotte
Newport News
Washington, D.C. (DCA)
Harrisburg
Allentown
Richmond
Charleston
Washington, D.C. (IAD)
Pittsburgh
New York City (LGA)
Atlantic City
Philadelphia
Newark
White Plains
Buffalo
Jacksonville
Pensacola
New Orleans
Sarasota
Tampa
Ft. Myers
West Palm Beach
Ft. Lauderdale
Miami
2000
2009
Routes Served
44
143
Cities Served

Milwaukee
Baltimore
Orlando
San Francisco
Charleston

 AirTran Continues to Diversify Its Network
 % ASMs
2000
2002
2004
2006
2008
2009E
 Atlanta
92%
78%
71%
65%
62%
59%
 Orlando
 9%
11%
12%
15%
17%
18%
 Other Fla.
19%
22%
19%
19%
20%
18%
 Baltimore
0%
12%
13%
10%
11%
13%
Milwaukee
0%
2%
3%
2%
6%
10%
 Daily Flights

713

* Percentage of ASMs represents capacity from a city / region to the entire AirTran network

■ Actions taken to mitigate record high oil has AirTran well positioned to weather current economic uncertainty

■ AirTran has returned to profitability
 ― During times of economic weakness, consumers and corporations tend to migrate towards value-oriented providers
 ― Beneficiary from lower oil prices
 ― Domestic capacity reductions and growth in ancillary revenues will buffer soft consumer demand

■ Significant non-fuel cost advantage versus competitors will remain intact
 ― Became total unit cost leader in Q109
 ― Expect to maintain leadership position with a strong combination of quality, low fares and amenities

■ Remain poised to capitalize on opportunities
 ― Legacy airlines face multiple challenges from degradation in corporate, international, and cargo businesses
 Recap

■ Friendly Crew Members
■ Young Boeing Aircraft
■ Business Class
■ XM Radio
■ High speed internet

 Every Flight